UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2022

YUNHONG CTI LTD.

(Exact Name Of Registrant As Specified In Its Charter)

Illinois

(State or Other Jurisdiction of Incorporation)

000-23115	36-2848943
(Commission File Number)	(I.R.S. Employer Identification No.)

22160 N. Pepper Road Lake Barrington, Illinois	60010
(Address of Principal Executive Offices)	(Zip Code)

(847) 382-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	CTIB	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously reported, on March 8, 2022, Yunhong CTI Ltd. (“CTI” or the “Company”), received written notice (the “Notice”) from The Nasdaq Capital Market (“Nasdaq”) stating that the Company was not in compliance with Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Rule”) because the Company’s common stock failed to maintain a minimum closing bid price of $1.00 for 30 consecutive business days.

On March 30, 2022, the Company received written notice from Nasdaq confirming that the Company had regained compliance with the Minimum Bid Price Rule, and this matter is now resolved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 5, 2022	YUNHONG CTI LTD.

		By:	/s/ Frank Cesario
		Name:	Frank Cesario
		Title:	Chief Executive Officer